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                                                                       EXHIBIT 1


                         INDEPENDENT AUDITORS' CONSENT
                         =============================

We hereby consent to the incorporation by reference in the Registration Statement of Houston Industries Incorporated on Form S-8 (File No. 33-55391) of our report dated June 21, 1996 appearing in the Annual Report on Form 11-K of the Houston Industries Incorporated Savings Plan for the year ended December 31, 1995.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP

Houston, Texas
June 27, 1996